J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan Core Plus Bond ETF

(the “Fund”)

(a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated February 14, 2022

to the Summary Prospectus and Prospectus

dated July 1, 2021, as supplemented

Effective March 1, 2022, the fifth paragraph under “What are the Fund’s main investment strategies?” in the Risk/Return Summary section of the Summary Prospectus and Prospectus and the third paragraph under the “More About the Funds — Additional Information About the Funds’ Investment Strategies — Core Plus Bond ETF ” section of the Prospectus are hereby deleted and replaced with the following:

Up to 25% of the Fund’s Assets may be invested in foreign securities, including securities denominated in foreign currencies (some of which may be below investment grade securities). Foreign securities include securities issued by foreign governments or their agencies and instrumentalities and companies that are incorporated outside the United States, including securities from issuers in countries whose economies are less developed (emerging markets), but do not include collateralized loan obligations (CLOs) that are denominated in U.S. dollars. The Fund’s investments in below investment grade securities or the unrated equivalent including below investment grade foreign securities will not, under normal circumstances, exceed more than 30% of the Fund’s Assets.

In addition, the first paragraph under the “More About the Fund — Additional Information About the Funds’ Investment Strategies — Core Plus Bond ETF — Additional Investment Strategies” section of the Prospectus is hereby deleted and replaced with the following:

Additional Investment Strategies. Although not part of its principal investment strategy, the Fund may invest in preferred shares, convertible securities including contingent convertible securities, loan participations and assignments (Loans), CLOs, preferred stock and common stock. With respect to common stock, the Fund may invest in common stock directly or in connection with the conversion of convertible securities or in connection with the reorganization and restructuring of an issuer.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE

SUP-CPBETF-222